GOODWILL AND INTANGIBLE ASSETS - Expected Amortization of Intangible Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
2020	$ 61,792
2021	26,108
2022	21,830
2023	12,306
2024	1,316
Thereafter	1,502
Total	$ 124,854	$ 166,362